Subsequent events	6 Months Ended
Jun. 30, 2023
Subsequent events
Subsequent events

17. Subsequent events

As of July 14, 2023, Dr. Igor Splawski, CureVac’s Chief Scientific Officer (CSO), stepped down from his role as CSO. During the search for a successor, CureVac’s Chief Development Officer, Dr. Myriam Mendila, will head the advancement of CureVac’s mRNA technology platform and its integration with the clinical development of novel mRNA vaccines and therapeutics.

CureVac filed a patent infringement lawsuit in Germany against BioNTech regarding four of its intellectual property rights in June 2022. The patent litigation was strengthened by the addition of a fifth intellectual property right as announced in May 2023. In July 2023, CureVac announced that it has extended these five intellectual property rights by three more recent intellectual property rights. In total, the patent litigation in Germany now covers eight intellectual property rights. A first public hearing on this lawsuit took place on August 15, 2023, before the Regional Court Düsseldorf. A nullity action covering one of the patents at issue was filed by Pfizer/BioNTech in September 2022. A preliminary opinion issued in April 2023 by the German Federal Patent Court supports the validity of the CureVac patent. In the U.S., Pfizer/BioNTech filed a case in late July 2022, asking for confirmation that Comirnaty® does not infringe three CureVac patents. In May 2023, CureVac filed a counterclaim in the U.S. that alleges infringement of nine U.S. patents, expanding the scope of the case beyond the three patents originally named by Pfizer/BioNTech. These nine patents have been extended by a tenth patent as announced in July 2023.